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                                                                 EXHIBIT 10.16

                    FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT


     This Amendment is entered into this 20th day of November, 1998, by and between Pennaco Energy, Inc., a Nevada corporation, whose address is 1050 17th Street, Suite 700, Denver, Colorado 80265 ("SELLER") and CMS Oil and Gas Company, a Michigan corporation, whose address is 1021 Main Street, Suite 2800, Houston, Texas 77002-6606 ("BUYER").

     WHEREAS, Seller and Buyer are parties to that certain Purchase and Sale Agreement ("AGREEMENT"), dated October 23, 1998, concerning the sale of an undivided 50% of Seller's right, title and interest in certain Assets located in Campbell, Sheridan and Johnson Counties, Wyoming, and Big Horn, Rosebud and Powder River Counties, Montana as more fully described in the Agreement, and

     WHEREAS, the Parties desire to amend the Agreement as hereinafter provided.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

     1. Paragraph 4.4(a)(i) is amended by changing the deadline for delivery of Notices of Title Defects from December 1, 1998, to December 15, 1998.

     2. The Parties hereby elect under Paragraph 4.4(c)(ii) to give Seller the option of attempting to cure Title Defects to the satisfaction of buyer after the Second Closing Date through and including January 31, 1998, provided, however, that the lesser of (i) the Purchase Price attributable to such Title Defects or (ii) 10% of the Purchase Price shall be placed in escrow at the Second Closing pending such cure.

     3. The Parties reserve the right by mutual consent to further extend the option of Seller to cure Title Defects beyond January 31, 1998, pursuant to Paragraph 4.4(c)(ii).

     4. The Parties acknowledge that Exhibit A to the Assignment and Conveyance delivered by Seller to Buyer at the First Closing differs from Exhibit A - Part I to the Agreement and hereby confirm that Exhibit A - Part I is hereby deemed amended to conform to Exhibit A to the Assignment and Conveyance delivered by Seller to Buyer at the First Closing. Those leases which were on Exhibit A - Part I to the Agreement which are not on Exhibit A to the Assignment and Conveyance delivered at the First Closing shall be included in the Second Closing.

     5. Exhibit G to the Agreement is hereby amended to provide that the opinion of counsel is only as to CMS Oil and Gas Company and not also as to CMS Gas Transmission and Storage.

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     6.   Exhibit B to the Agreement is hereby amended by the deletion of the
October 1, 1998, CBM Drilling Agreement and the addition of the November __, 1998, Agreement with CBM Drilling LLC for the drilling of coalbed methane wells, which agreement may be in draft form as of the First Closing Date.

     7. The Parties hereby agree that CMS shall have access to all test data on the wells drilled by Pennaco on the Excluded Lands.

     8. The Parties acknowledge that during Buyer's due diligence, it discovered an Affidavit recorded by Stephen D. Morris of Diamond M. Company alleging that Diamond M Company has not been paid in full by High Plains Associates for certain mineral leases nor has it been paid its overriding royalty interest for said leases. The Parties agree that such claims do not constitute a breach of the representations and warranties of Seller in Paragraph
5.6 of the Agreement.

     Except as provided above, this Agreement remains in full force and effect according to its terms.


                                   Seller:

                                   PENNACO ENERGY, INC.


                                   By: /s/ PAUL M. RADY
                                      -------------------------------------
                                       Paul M. Rady
                                       President


                                   Buyer:

                                   CMS OIL AND GAS COMPANY


                                   By: /s/ AUSTIN S. MURR
                                      -------------------------------------
                                      Austin S. Murr
                                      Manager, Land and International Contracts



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